Exhibit 99.1

Supplement to the offer document regarding the offer to the shareholders and warrant holders in Niscayah Group AB (publ)

THIS SUPPLEMENT TO THE OFFER DOCUMENT IS IMPORTANT AND REQUIRES IMMEDIATE ATTENTION

Applicable law, disputes and translation

This supplement to the Offer Document (as defined below) has been prepared in accordance with the laws of Sweden, as well as relevant rules and regulations applicable to public offers in Sweden. Swedish law, NASDAQ OMX Stockholm’s (“NASDAQ OMX”) rules regarding public offers on the stock market (the “Takeover Rules”), the Swedish Securities Council’s (Sw. Aktiemarknadsnämnden) rulings regarding interpretation and application of the Takeover Rules, and, where applicable, the Swedish Securities Council’s former rulings regarding interpretation and application of the Swedish Industry and Commerce Stock Exchange Committee’s (Sw. Näringslivets Börskommitté) rules on public offers, are applicable to the Offer (as defined below). Any dispute relating to, or arising in connection with, the Offer shall be settled exclusively by Swedish courts, with the district court of Stockholm (Sw. Stockholms tingsrätt) as the court of first instance.

This supplement to the Offer Document is available in Swedish and English. The Swedish version has been approved by and registered with the Swedish Financial Supervisory Authority (Sw. Finansinspektionen) (the “SFSA”) on August 1, 2011, in accordance with Chapter 2, Section 3 of the Swedish Act on Public Takeovers on the Stock Market (Sw. lag (2006:451) om offentliga uppköpserbjudanden på aktiemarknaden) and Chapter 2 a, Section 11 of the Swedish Financial Instruments Trading Act (Sw. lag (1991:980) om handel med finansiella instrument) (the “Trading Act”), with reference to Chapter 2, Section 34 of the Trading Act and has been published on August 1, 2011. SFSA’s approval and registration does not imply that the SFSA guarantees that the factual information provided in this supplement to the Offer Document is correct or complete. In the event of any discrepancy between the English and the Swedish language versions, the English language version shall prevail.

Information for holders of shares and/or warrants in Niscayah outside Sweden

The Offer, pursuant to the terms and conditions presented in the Offer Document, is not being made to (and acceptances will not be accepted from) persons whose participation in the Offer requires that an additional offer document is prepared or registration effected or that any other measures are taken in addition to those required under Swedish law, except where there is an applicable exemption. This supplement to the Offer Document, the Offer Document, the acceptance form or any other documentation related to the Offer will not be distributed in and must not be mailed to or otherwise distributed or sent into any country in which such distribution would require any such additional measures or would be in conflict with any law or regulation in such country. SBD Holding will not permit or sanction any such distribution. Any acceptance of the Offer resulting directly or indirectly from a violation of these restrictions may be disregarded.

The Offer is not being made, directly or indirectly, by use of mail or any other means or instrumentality (including, without limitation, facsimile transmission, e-mail, telex, telephone and the Internet) in or into Australia, Japan, Canada, South Africa, Hong Kong or New Zealand and the Offer cannot be accepted in or from Australia, Japan, Canada, South Africa, Hong Kong or New Zealand. As a result, this supplement to the Offer Document, the Offer Document, the acceptance form or other documentation relating to the Offer will not, and may not, be sent by mail or in any other way be distributed, forwarded or transmitted to, from or within Australia, Japan, Canada, South Africa, Hong Kong or New Zealand. SBD Holding will not pay any consideration pursuant to the Offer to, or accept acceptance forms from, Australia, Japan, Canada, South Africa, Hong Kong or New Zealand.

Notwithstanding the foregoing, SBD Holding reserves the right to permit the Offer to be accepted by persons not resident in Sweden if, in its sole discretion, SBD Holding is satisfied that such transaction can be undertaken in compliance with applicable laws and regulations.

Forward-looking statements

Stanley Black & Decker makes forward-looking statements in the Offer Document (including this supplement to the Offer Document) which represent its expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward looking statements made in the Offer Document, include, but are not limited to, statements concerning: the consummation of the acquisition; Niscayah’s business complementing and expanding Stanley Black & Decker’s existing operations and international presence; cost savings; and earnings per share.

You are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are not guarantees of future events and involve risks, uncertainties and other known and unknown factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by such forward-looking statements, including, but not limited to, the failure to consummate, or a delay in the consummation of, the transaction for various reasons.

Forward-looking statements made in the Offer Document are also subject to risks and uncertainties, described in: Stanley Black & Decker’s 2010 Annual Report on Form 10-K, its Quarterly Report on Form 10-Q for the quarter ended April 2, 2011; and other filings the company makes with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. Stanley Black & Decker makes no commitment to revise or update any forward-looking statements to reflect events or circumstances occurring or existing after the date of any forward-looking statement.

Table of Contents

Supplement to the Offer Document 1

The interim report of Niscayah, January – June 2011. 2

Addresses 20

Supplement to the Offer Document

Through a press release on June 27, 2011, Stanley Black & Decker, Inc. (“Stanley Black & Decker”), through its indirect wholly-owned subsidiary SBD Holding AB (“SBD Holding”), announced a recommended all-cash offer to the shareholders and warrant holders in Niscayah Group AB (publ) (“Niscayah”) to tender all class A and class B shares and warrants in Niscayah to SBD Holding (the “Offer”). This document, dated August 1, 2011, constitutes a supplement (the SFSA’s reference number 11-7833-413) to the offer document prepared by Stanley Black & Decker which was approved by and registered with the SFSA on July 22, 2011 (the SFSA’s reference number 11-7337-413) in connection with the Offer (the “Offer Document”). The Offer Document was announced on July 22, 2011 on Stanley Black & Decker’s website for the Offer (www.publicoffer.se) and on Handelsbanken Capital Markets’ website (www.handelsbanken.se/investmentoffer).

This supplement has been prepared to include Niscayah’s interim report January–June 2011, announced on July 27, 2011.

This supplement has been approved by and registered with the SFSA on August 1, 2011, in accordance with Chapter 2, Section 3 of the Swedish Act on Public Take-overs on the Stock Market (Sw. lag (2006:451) om offentliga uppköpserbjudanden på aktiemarknaden) and Chapter 2 a, Section 11 of the Trading Act, with reference to Chapter 2, Section 34 of the Trading Act and has been published on August 1, 2011.

Shareholders who have accepted the Offer have, in accordance with Chapter 2 a, Section 11 of the Trading Act, with reference to Chapter 2, Section 34 of the Trading Act the right to withdraw submitted acceptance within five business days from the announcement of this supplement and, in addition, have a right to withdraw submitted acceptance of the Offer in accordance with what is stated in the Offer Document. Withdrawal of submitted acceptance shall be made in accordance with what is stated in the Offer Document. Holders of shares and/or warrants in Niscayah whose securities are registered in the name of a nominee and who wish to withdraw their acceptance of the Offer must do so in accordance with instructions from the nominee.

This supplement shall be read together with the Offer Document. For complete terms and conditions and further information regarding the Offer, reference is made to the Offer Document which, together with this supplement, is available on the web-sites stated above.

The interim report of Niscayah, January – June 2011

NISCAYAH

Q2

INTERIM REPORT JANUARY-JUNE 2011

THE SECOND QUARTER 2011

- Revenues amounted to MSEK 1,527 (1,687).
- Organic growth was -3 percent (-6).
- Non-recurring costs amounted to MSEK 10.
- Operating profit before amortization (EBITA) was MSEK 81 (89), corresponding to a margin of 5.3 percent (5.2).
- Profit before tax amounted to MSEK 56 (68).
- Net profit for the period was MSEK 39 (48).
- Earnings per share amounted to SEK 0.11 (0.13).

JANUARY - JUNE 2011

- Revenues amounted to MSEK 3,036 (3,368).
- Organic growth was -3 percent (-7).
- Non-recurring costs amounted to MSEK 10.
- Operating profit before amortization (EBITA) was MSEK 167 (189[1]), corresponding to a margin of 5.5 percent (5.6[1]).
- Profit before tax amounted to MSEK 140 (159[1]).
- Net profit for the period was MSEK 97 (-28).
- Earnings per share amounted to SEK 0.27 (-0.08).

[1] Excluding restructuring costs for 2010 amounting to MSEK 200

Q2 revenues (MSEK)

1,527

Q2 EBITA (MSEK)

81

Q2 earnings per share (SEK)

0.11

CEO's comments

The market situation during the second quarter has been mixed with challenging conditions in Southern Europe, particularly in Spain, and in the countries within the US/UK/Ireland segment. The markets in the Central and Northern parts of Europe performed well. All in all, our organic growth amounted to -3 percent, of which implementation was 1 percent and services was -3 percent.

The gross margin for the quarter amounted to 33.9 percent (33.0). The improvement was mainly due to the restructuring program which was completed during the preceding quarter.

- In the Mainland Europe segment, earnings (EBITA) improved during the quarter to MSEK 107 (96), and the operating margin strengthened to 8.9 percent (7.6).
- The development in the US/UK/Ireland segment was weak and earnings (EBITA) for the quarter amounted to MSEK 3 (10).

During the quarter, operating profit before amortization (EBITA) amounted to MSEK 81 (89) in total. Earnings were affected by non-recurring costs of MSEK 10. The costs are related to takeover offers to Niscayah's shareholders and costs for personnel changes.

Changes in foreign exchange rates impacted earnings (EBITA) during the quarter by MSEK -6 and net financial items by MSEK -5.

The long-term transformation process for increased competitiveness, lower costs and improved operational efficiency is continuing according to plan.

Håkan Kirstein
President and CEO

Niscayah Group AB (publ) Corp. Id. no. 556436-6267 1 (18)

2

Group – overview

Jan-Jun Jan-Jun Apr-Jun Apr-Jun Rolling Jan-Dec

MSEK 2011 2010¹ 2011 2010 12 month 2010¹

Revenues 3,036 3,368 1,527 1,687 6,292 6,624

Growth, % -10 -14 -10 -12 -11 -13

Organic growth, % -3 -7 -3 -6 -4 -7

Revenues, services 1,456 1,607 736 814 3,034 3,186

Services share of total revenues, % 48 48 48 48 48 48

Growth, services, % -9 -3 -10 -1 -6 -3

Organic growth, services, % -2 4 -3 6 0 4

Cost of goods sold -1,998 -2,236 -1,009 -1,130 4,116 -4,354

Gross profit 1,039 1,132 518 557 2,177 2,270

Gross margin, % 34.2 33.6 33.9 33.0 34.6 34.3

Selling and administrative expenses -871 -943 -436 -468 -1,793 -1,865

Selling and administrative expenses, margin, % 28.7 28.0 28.6 27.7 28.5 28.2

EBITDA 229 270 112 128 516 557

EBITDA margin, % 7.5 8.0 7.3 7.6 8.2 8.4

Operating profit before amortization (EBITA) 167 189 81 89 383 405

EBITA margin, % 5.5 5.6 5.3 5.2 6.1 6.1

Operating profit (EBIT) 154 174 75 82 357 376

Operating margin (EBIT), % 5.1 5.2 4.9 4.8 5.7 5.7

Net financial items -15 -15 -19 -13 -5 -4

Profit before tax 140 159 56 68 352 372

Net profit for the period 97 -28 39 48 245 120

Earnings per share, SEK 0.27 -0.08 0.11 0.13 0.68 0.33

Operating cash flow¹ 80 180 66 57 402 502

Operating cash flow as a % of EBITA¹ 48 95 81 64 105 124

Net debt 1,147 1,220 1,147 1,220 1,147 995

Capital employed¹ 2,942 3,239 2,942 3,239 2,942 2,886

Shareholders’ equity 1,735 1,812 1,735 1,812 1,735 1,770

Share price, SEK 18.40 10.75 18.40 10.75 18.40 13.80

Return on capital employed, %, (12 months)¹ 13 13 13 13 13 14

Return on equity, %, (12 months) 14 6 14 6 14 6

¹Excl. restructuring costs for 2010 amounting to MSEK 200 during Q1, apportioned as cost of goods sold of MSEK 120 and selling and administrative expenses of MSEK 80.

Revenues

THE SECOND QUARTER

Revenues amounted to MSEK 1,527 (1,687), a decrease of 10 percent, of which organic growth was -3 percent and exchange rate effects was -7 percent. Organic growth within implementation amounted to 1 percent (-18), a significant improvement compared with previous quarters. Organic growth within services was -3 percent. The share of services amounted to 48 percent of revenues. New sales within services developed positively while the result of the contract negotiations carried out at the end of the preceding year had a negative impact.

JANUARY - JUNE

Revenues amounted to MSEK 3,036 (3,368), a decrease of 10 percent, of which organic growth was -3 percent and exchange rate effects was -7 percent. Organic growth within services was -2 percent. The organic growth within implementation was -1 percent (-18).

The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN JUN 2011

Earnings

Gross profit and gross margin¹ THE SECOND QUARTER

Gross profit Gross margin Gross profit was MSEK 518 (557), corresponding to a gross margin of 33.9 percent

MSEK(%)(33.0). The margin was positively affected by implemented cost savings while

800 40% general cost inflation and negative organic growth had an adverse impact.

Selling and administrative expenses were MSEK -436 (-468), corresponding to a

35% margin of 28.6 percent (27.7).

600

30% Operating profit before amortization (EBITA) amounted to MSEK 81 (89),

400 corresponding to an EBITA margin of 5.3 percent (5.2). Earnings were affected by

25% non-recurring costs of MSEK 10. The costs are related to takeover offers to

Niscayah’s shareholders and costs for personnel changes. Changes in foreign

200 20% exchange rates impacted EBITA by MSEK -6.

Q1 Q2 Q3Q4 Q1 Q2Q3Q4 Q1 Q2 Q3Q4 Q1 Q2

2008 2009 2010 2011 Net financial items amounted to MSEK -19 (-13), of which the effect of changes

Gross profit Gross margin in foreign exchange rates, attributable to the weakening of the Swedish krona in relation to EUR and USD, amounted to MSEK -5. Profit before tax amounted to

MSEK 56 (68). Tax amounted to MSEK -17 (-21), based on an annual tax rate of

30.4	percent (30.4), and the net profit for the period was MSEK 39 (48),

corresponding to SEK 0.11 (0.13) per share.

EBITA and EBITA margin¹

EBITA EBITA margin

MSEK(%) JANUARY—JUNE

250 10% Gross profit was MSEK 1,039 (1,132¹) corresponding to a gross margin of 34.2 percent (33.6¹). Selling and administrative expenses were MSEK -871 (-943¹)

200 8% corresponding to a margin of 28.7 percent (28.0¹).

150 6%

Operating profit before amortization (EBITA) amounted to MSEK 167 (189¹),

100 4% corresponding to an EBITA margin of 5.5 percent (5.6¹). Earnings were affected by non-recurring costs of MSEK 10. Changes in foreign exchange rates impacted

50	2% EBITA by MSEK -11.

0 0%

Q1 Q2 Q3Q4 Q1 Q2 Q3Q4 Q1 Q2 Q3Q4 Q1 Q2 Net financial items amounted to MSEK -15 (-15), of which the impact of changes in foreign exchange rates was MSEK 0. Profit before tax amounted to MSEK 140

2008 2009 2010 2011(159¹). Tax amounted to MSEK -42 (+12), based on an annual tax rate of 30.4

EBITA EBITA margin

percent (30.4), and the net profit for the period was MSEK 97 (-28),

corresponding to SEK 0.27 (-0.08) per share.

¹Excl. restructuring costs for 2010 amounting to MSEK 200 during Q1, apportioned as cost of goods

Capital employed¹ sold of MSEK 120 and selling and administrative expenses of MSEK 80.

Capital employed MSEK Return Return on capital employed and shareholders’ equity

(12 months), (%)

Capital employed, excluding restructuring programs, amounted to MSEK 2,942

5	000 20%

(3,239) at June 30 and return on capital employed amounted to 13 percent (13¹).

4	000 Consolidated equity amounted to MSEK 1,735 (1,812) and return on equity was 14

15% percent (6).

3	000

10% Financial goals

2	000

Niscayah has two main financial goals:

5%

1	000 An average yearly growth of more than 10 percent, including acquisitions.

0 0% An average yearly return on capital employed to exceed 20 percent.

2008 2009 Q2 2010 Q2 2011 During the past 12 months growth was -11 percent (-13), (currency-adjusted -4

Capital employed percent) and return on capital employed, excluding restructuring program, was

Return on capital employed 13 percent (13). The long-term financial goals are target figures over an entire business cycle.

¹Excluding restructuring program

Niscayah Group AB (publ) Corp. id. no. 556436-6267 3 (18)

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The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN–JUN 2011

Share of group revenues
12 months


Mainland Europe, 78% (77)

Services share of total revenues
12 months


Services, 51% (48)

Revenues and organic growth


Revenues MSEK
Org. growth (%)
2 000
1 500
1 000
500
0
10%
5%
0%
-5%
-10%
-15%
-20%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2008
2009
2010
2011
Revenues
Organic growth

EBITA and EBITA margin[1]


EBITA MSEK
EBITA margin (%)
250
200
150
100
50
0
12%
10%
8%
6%
4%
2%
0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2008
2009
2010
2011
EBITA
EBITA margin

[1]Excluding restructuring program

Mainland Europe

- The market situation is challenging in the Southern parts of Europe, particularly in Spain. Customers are cautious about investments in security solutions.
- The markets in the Central and Northern parts of Europe performed well.

During the second quarter, non-recurring costs amounted to MSEK 2 and are related to takeover offers to Niscayah's shareholders and personnel changes. The average number of employees during the first half year was 3,997 (4,225).

MSEK	Jan-Jun 2011	Jan-Jun 2010[1]	Apr-Jun 2011	Apr-Jun 2010	Jan-Dec 2010[1]
Revenues	2,378	2,551	1,207	1,269	5,054
Growth, %	*-7*	*-17*	*-5*	*-16*	*-16*
Organic growth, %	*-1*	*-11*	*-1*	*-10*	*-9*
Revenues, services	1,198	1,300	611	657	2,589
Services share of revenues, %	*50*	*51*	*51*	*52*	*51*
Growth, services, %	*-8*	*-4*	*-7*	*-3*	*-4*
Organic growth, services, %	*-2*	*3*	*-3*	*5*	*3*
Operating profit before amortization (EBITA)	211	205	107	96	440
EBITA margin, %	*8.9*	*8.0*	*8.9*	*7.6*	*8.7*
Operating profit (EBIT)	204	197	103	92	425
Operating margin (EBIT), %	*8.6*	*7.7*	*8.6*	*7.3*	*8.4*

[1]Excl. restructuring costs for 2010 amounting to MSEK 170 during Q1.

Revenues

THE SECOND QUARTER

Revenues amounted to MSEK 1,207 (1,269), a decrease of 5 percent. Organic growth represented -1 percent and changes in foreign exchange rates -4 percent. All of the countries in the Central and Northern parts of Europe displayed positive organic growth, whereas growth was negative in the Southern areas of Europe. Revenues within services amounted to MSEK 611 (657), corresponding to a decrease of 7 percent. The share of services amounted to 51 percent of revenues. Organic growth within services was -3 percent. New sales within services developed positively while the result of the contract negotiations carried out at the end of the preceding year had a negative impact. Organic growth within implementation was 4 percent (-22).

JANUARY - JUNE

Revenues amounted to MSEK 2,378 (2,551), a decrease of 7 percent. Organic growth represented -1 percent and changes in foreign exchange rates -6 percent. Revenues within services amounted to MSEK 1,198 (1,300), corresponding to a decrease of 8 percent. Organic growth within services was -2 percent. Organic growth within implementation was 1 percent (-22).

Earnings

THE SECOND QUARTER

Earnings before amortization (EBITA) amounted to MSEK 107 (96). Cost savings impacted positively, while negative organic growth and general cost inflation had an adverse impact. Earnings were affected by non-recurring costs of MSEK 2. The costs are related to the takeover offers to Niscayah's shareholders and costs for personnel changes. The EBITA margin was 8.9 percent (7.6). Changes in foreign exchange rates impacted the operating profit (EBITA) by MSEK -4.

JANUARY - JUNE

Earnings before amortization (EBITA) amounted to MSEK 211 (205[1]). Earnings were affected by non-recuring costs of MSEK 2. The EBITA margin was 8.9 percent (8.0[1]). Changes in foreign exchange rates impacted the operating profit (EBITA) by MSEK -9.

[1]Excl. restructuring costs for 2010 amounting to MSEK 170 during Q1.

Niscayah Group AB (publ) Corp. id. no. 556436-6267

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5

The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN–JUN 2011

Share of group revenues
12 months


US/UK/Ireland, 22% (21)

Services share of total revenues
12 months


Services, 40% (40)

Revenues and organic growth


Revenues MSEK
Org. growth (%)
2008
2009
2010
2011
Revenues
Organic growth

EBITA and EBITA margin[1]


EBITA MSEK
EBITA margin (%)
2008
2009
2010
2011
EBITA
EBITA margin

[1]Excluding restructuring program

US/UK/Ireland

- The market situation in the countries within the segment is weak.
- Price pressure prevails within implementation as well as services, and customers are deferring security investments.

During the second quarter, non-recurring costs amounted to MSEK 3 and are related to personnel changes. The average number of employees during the first half year was 1,013 (1,096).

MSEK	Jan–Jun 2011	Jan–Jun 2010[1]	Apr–Jun 2011	Apr–Jun 2010	Jan–Dec 2010[1]
Revenues	620	749	299	376	1,505
Growth, %	-17	-8	-20	-3	-4
Organic growth, %	-4	0	-5	1	3
Revenues, services	258	307	125	157	597
Services share of revenues, %	42	41	42	42	40
Growth, services, %	-16	2	-20	8	2
Organic growth, services, %	-3	9	-5	11	6
Operating profit before amortization (EBITA)	9	20	3	10	57
EBITA margin, %	1.4	2.6	1.0	2.7	3.8
Operating profit (EBIT)	3	13	0	7	44
Operating margin (EBIT), %	0.5	1.7	0.0	1.8	2.9

[1]Excl. restructuring costs for 2010 amounting to MSEK 30 during Q1.

Revenues

THE SECOND QUARTER

Revenues amounted to MSEK 299 (376), corresponding to a decrease of 20 percent. Organic growth represented -5 percent and changes in foreign exchange rates was -16 percent. Revenues from services amounted to MSEK 125 (157), equivalent to a decrease of 20 percent. The share of services amounted to 42 percent of revenues. Organic growth within services was -5 percent. The result of the contract negotiations carried out at the end of the preceding year had a negative impact. Organic growth within implementation was -5 percent (-5) and was negatively affected by the fact that a few major customers have deferred investments in security solutions.

JANUARY – JUNE

Revenues amounted to MSEK 620 (749), corresponding to a decrease of 17 percent. Organic growth represented -4 percent and changes in foreign exchange rates was -13 percent. Revenues from services amounted to MSEK 258 (307), equivalent to a decrease of 16 percent. Organic growth within services was -3 percent. Organic growth within implementation was -6 percent (-5).

Earnings

THE SECOND QUARTER

Earnings before amortization (EBITA) amounted to MSEK 3 (10). Cost savings impacted earnings positively, while negative organic growth and general cost inflation had an adverse impact on earnings. Earnings were negatively affected by non-recurring costs of MSEK 3. The costs are related to personnel changes. The EBITA margin was 1.0 percent (2.7). Changes in foreign exchange rates impacted the operating profit (EBITA) by MSEK -1.

JANUARY – JUNE

Earnings before amortization (EBITA) amounted to MSEK 9 (20[1]). The EBITA margin was 1.4 percent (2.6[1]). Earnings were negatively affected by non-recurring costs of MSEK 3. Changes in foreign exchange rates impacted operating profit (EBITA) by MSEK -2.

[1]Excl. restructuring costs for 2010 amounting to MSEK 30 during Q1.

Niscayah Group AB (publ) Corp. id. no. 556436-6267

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6

The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN–JUN 2011

Other financial information

Operating cash flow*


MSEK
1 000
500
0
2008
2009
2010
2011 (12 months)
Operating cash flow

*Excluding restructuring program

Group net debt


MSEK
2 000
1 500
1 000
500
0
2008
2009
2010
2011

Share price development 12 months


SEK
20
15
10
5
Jul
Oct
Jan
Apr
Jul
Niscayah B
OMX Stockholm PI

Operating cash flow (including costs of restructuring programs)

MSEK	Jan-Jun 2011	Jan-Jun 2010	Apr-Jun 2011	Apr-Jun 2010	Jan-Dec 2010
Operating profit before amortization (EBITA)	167	-11	81	89	205
Investments in non-current assets	-44	-45	-26	-19	-82
Reversal of depreciation and amortization	61	80	31	39	152
Change in operating capital employed	-164	99	-52	-94	84
Operating cash flow	**20**	**123**	**34**	**15**	**359**
Operating cash flow as a % of EBITA	*12*	*-*	*42*	*17*	*175*

Operating cash flow, including restructuring programs, was MSEK 20 (123) during the period January-June. Cash flows for restructuring programs amounted to MSEK -60 (-57), of which MSEK -53 (-35) related to the 2010 program. Excluding restructuring programs, the operating cash flow amounted to MSEK 80 (180), corresponding to 48 percent (95) of EBITA.

Financial position

The group's credit facility amounts to MSEK 3,000 of which MSEK 760 matures during the third quarter 2011 and MSEK 2,240 matures in 2013. Outstanding loans under the credit facility amounted to MSEK 1,226 (1,421) at June 30, 2011 and net debt was MSEK 1,147 (1,220). The debt/equity ratio was SEK 0.66 (0.67). The group's interest exposure is managed by the use of interest rate derivatives whose market valuation effects are included in the group's net interest income. At June 30, 2011, the average fixed interest term was 14.1 months.

Investments

Investments in operating non-current assets amounted to MSEK 44 (45).

Number of employees

The average number of employees during the first half year was 5,095 (5,399).

Niscayah's share

The share price at the end of the period was SEK 18.40, corresponding to a market value of SEK 6.7 billion. 800,000 own shares were repurchased during the second quarter for MSEK 9.8, at an average price of SEK 12.29. At June 30, the company held a total of 1.8 million shares, repurchased at an average price of SEK 12.53, corresponding to 0.49 percent of the total number of registered shares. The purpose of the repurchased shares is to secure the company's costs in connection with the long-term performance-based incentive program (LTIP 2011) which the annual general meeting resolved to introduce on May 3, 2011. The total number of outstanding shares is unchanged since the listing and amounted to 365,058,897 shares at June 30, 2011. The average number of outstanding shares after buyback amounted to 363,816,473 at the end of the period.

The Parent Company

During the first half year, revenues for Niscayah Group AB amounted to MSEK 72 (81) and the profit after net financial items was MSEK 96 (131). Cash and cash equivalents amounted to MSEK 3 (147). Investments in shares in

Niscayah Group AB (publ) Corp. id. no. 556436-6267

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The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN?JUN 2011

subsidiaries amounted to MSEK 0 (0) and investments in other non-current assets totaled MSEK 6 (8).

Significant risks and uncertainties

Niscayah is exposed to both operational (business-related) risks and financial risks. All risk management is conducted in line with policies and guidelines adopted by the board defining the responsibility and mandate and with the overall objective of establishing risk awareness and preventive measures via effective processes and internal control within all business areas. For additional information about Niscayah’s risk exposure and risk management refer to note 3 in the 2010 Annual Report. Apart from the risks described there, no material risks are deemed to have arisen.

Transactions with related parties

No transactions between Niscayah and related parties significantly impacting the company's financial position and results have taken place during the period.

Public offers to the shareholders in Niscayah

On 16 May 2011, Securitas AB announced a public offer to the shareholders and warrant holders in Niscayah. Securitas offers that for each 4.19 shares in Niscayah, one new share in Securitas will be received and for each warrant SEK 0.05 in cash will be received. At 29 June, Securitas announced that the acceptance period for the offer ends at 12 August 2011.

On 27 June, Stanley Black & Decker, Inc. announced a recommended all-cash offer to the shareholders and warrant holders in Niscayah. Stanley offers SEK 18 in cash per share in Niscayah and SEK 0.05 in cash per warrant. The acceptance period for the offer runs from 25 July to 1 September 2011.

Events after the end of the reporting period

Acquisition in the Netherlands

Niscayah has entered into an agreement to acquire Theo Jeuken Security BV, a company active within the field of technical security solutions and which is based in the Netherlands. The company has annual revenues of approximately MSEK 8 and they have 8 employees. The purchase price amounts to MSEK 4.8 on a debt-free basis. The acquisition will be consolidated from August 5, 2011 and is expected to have a marginal impact on Niscayah’s earnings per share.

Termination of pension plan in Norway

Niscayah’s Norwegian subsidiary, Niscayah AS, has terminated a defined benefit pension plan from July 1, 2011, resulting in a positive impact on earnings of approximately MSEK 35 which will affect earnings during the third quarter. The change implies a lower running pension expense, going forward.

Accounting policies

This interim report was prepared in accord ance with IAS 34 and according to the Swedish Financial Reporting Board's recommendation RFR 1 and, for the parent company, according to recommendation RFR2. The accounting policies applied are in accordance with those presented in the 2010 annual report with the exception of a number of amendments to existing standards and new interpretations which became effective on January 1, 2011, which have not had any impact on the consolidated financial statements.

Niscayah Group AB (publ) Corp. id. no. 556436-6267

7	(18)
8

The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN?JUN 2011

Future reporting dates in 2011

November 2, 2011 Interim report January-September 2011

This interim report has not been examined by the company’s auditors.

For further information please contact:

Håkan Kirstein, President and CEO +46 10 458 8000

Håkan Gustavson, Chief Financial Officer +46 10 458 8000

Johan Andersson Melbi, Investor Relations +46 10 458 8023

Niscayah’s annual reports, interim

reports and presentations are Niscayah Group AB discloses the information provided herein pursuant to the available via Niscayah’s iPad Swedish Securities Markets Act and/or the Swedish Financial Instruments

application. Search for Niscayah in Trading Act. The information was submitted for publication on July 27, 2011 at

iTunes. 08.30 a.m. CET.

Niscayah Group AB (publ) Corp. id. no. 556436-6267 8 (18)

The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN?JUN 2011

CERTIFICATION

The Board of Directors and the CEO certify that the half-year report provides a true and fair overview of the Parent Company

Niscayah Group AB’s and the Group’s operations, their financial position and results of operations as well as describing material risks and uncertainties facing the Parent Company and other companies in the Group.

Stockholm, July 27, 2011

Niscayah Group AB (publ)

Jan Svensson Carl Douglas Tomas Franzén

Chairman of the Board Board member Board member

Eva Lindqvist Anders Böös Ulrik Svensson

Board member Board member Board member

Mikael Thylin Peter Alvhed Håkan Kirstein

Employee representative Employee representative Board member

President and CEO

Niscayah Group AB (publ) Corp. id. no. 556436-6267 9 (18)

The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN–JUN 2011

Condensed Consolidated Income Statement

MSEK	Jan-Jun 2011	Jan-Jun 2010	Apr-Jun 2011	Apr-Jun 2010	Jan-Dec 2010
Revenues	**3,036.2**	**3,368.5**	**1,526.8**	**1,687.5**	**6,624.3**
Cost of goods sold[1]	-1,997.5	-2,356.0	-1,009.3	-1,130.7	-4,474.0
Gross profit	**1,038.7**	**1,012.5**	**517.5**	**556.8**	**2,150.3**
Selling and administrative expenses[1]	-871.4	-1,023.3	-436.1	-468.2	-1,945.2
EBITA	**167.3**	**-10.8**	**81.4**	**88.6**	**205.1**
Amortization and impairment of acquisition related intangible assets	-12.8	-15.1	-6.4	-7.1	-28.7
Operating profit (EBIT)	**154.5**	**-25.9**	**75.0**	**81.5**	**176.4**
Financial income and expenses[2]	-14.8	-14.6	-19.5	-13.2	-4.4
Profit before tax	**139.7**	**-40.5**	**55.5**	**68.3**	**172.0**
Tax	-42.4	12.3	-16.9	-20.8	-52.4
Net profit for the period	**97.3**	**-28.2**	**38.6**	**47.5**	**119.6**
Net profit for the period attributable to:					
The parent company's owners	97.3	-28.9	38.5	46.9	119.3
Non-controlling interests	0.0	0.7	0.1	0.6	0.3
Earnings per share before dilution, SEK[3]	0.27	-0.08	0.11	0.13	0.33
Earnings per share after dilution, SEK[3]	0.27	-0.08	0.11	0.13	0.33

[1]Of which depreciation and amortization;					
Property, plant and equipment	-37.5	-56.1	-18.5	-27.3	-103.8
Intangible assets (excluding amortization of acquisition related intangible assets)	-23.6	-24.3	-12.3	-11.9	-48.3
Total depreciation and amortization (excluding amortization of acquisition related intangible assets)	**-61.1**	**-80.4**	**-30.8**	**-39.2**	**-152.1**
[1]Of which restructuring costs;					
Cost of goods sold	-	-120.0	-	-	-120.0
Selling and administrative expenses	-	-80.0	-	-	-80.0
Total restructuring costs	**-**	**-200.0**	**-**	**-**	**-200.0**
[2]Financial income and expenses					
Interest income and other financial income	11.1	1.2	0.9	0.2	2.9
Interest expenses and other financial expenses	-26.1	-29.0	-15.3	-13.3	-38.6
Exchange gains	48.9	89.4	13.3	37.7	136.4
Exchange losses	-48.7	-76.2	-18.4	-37.8	-105.1
Total financial income and expenses	**-14.8**	**-14.6**	**-19.5**	**-13.2**	**-4.4**

[3] Calculated on the average number of outstanding shares after buyback.

Niscayah Group AB (publ) Corp. id. no. 556436-6267

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11

Consolidated statement of comprehensive income

Jan-Jun Jan-Jun Apr-Jun Apr-Jun Jan-Dec MSEK 2011 2010 2011 2010 Net profit for the period 97.3 -28.2 38.6 47.5 119.

Actuarial gains and losses -0.4 -1.3 -0.4 -1.3 -24. Exchange differences -18.3 -90.7 40.8 40.7 -291. Tax attributable to other comprehensive income 6.2 -1.6 -4.3 -11.6 31. Other comprehensive income for the period, net after tax -12.5 -93.6 36.1 27.8 -283.

Comprehensive income for the period 84.8 -121.8 74.7 75.3 -164.

Comprehensive income for the period attributable to:

The parent company’s owners 84.7 -121.9 74.6 74.9 -163. Non-controlling interests 0.1 0.1 0.1 0.4 -0.

The number of outstanding shares at the end of the reporting period before dilution 365,058,897 365,058,897 365,058,897 365,058,897 365,058,897 after dilution 365,058,897 365,058,897 365,058,897 365,058,897 365,058,897 Average number of outstanding shares after buyback before dilution 363,816,473 364,855,246 363,574,049 364,651,595 364,457,072 after dilution 363,816,473 364,855,246 363,574,049 364,651.595 364,457,072 The number of own shares at the end of the reporting period 1,800,000 1,000,000 1,800,000 1,000,000 1,000,000 Average number of own shares 1,242,424 203,651 1,484,848 401,302 601,825

The interim report of Niscayah, January – June 2011

The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN?JUN 2011

Condensed Consolidated Balance Sheet

MSEK June 30, 2011 June 30, 2010 Dec 31, 2010

ASSETS

Non-current assets

Intangible assets 2,376.2 2,580.1 2,415.9

Property, plant and equipment 141.6 222.5 164.1

Deferred tax assets 152.2 139.7 175.1

Financial assets 8.8 8.5 8.5

Other receivables 14.6 19.2 17.3

Total non-current assets 2,693.4 2,970.0 2,780.9

Current assets

Inventories 201.0 229.2 204.7

Trade receivables and other receivables 2,127.9 2,210.3 2,193.5

Cash and cash equivalents 96.4 275.6 320.5

Total current assets 2,425.3 2,715.1 2,718.7

TOTAL ASSETS 5,118.7 5,685.1 5,499.6

SHAREHOLDERS’ EQUITY June 30, 2011 June 30, 2010 Dec 31, 2010

Capital and reserves attributable to the Parent Company’s owners 1,727.7 1,803.6 1,762.1

Non-controlling interests 7.7 7.9 7,6

Total equity 1,735.4 1,811.5 1,769.7

LIABILITIES

Non-current liabilities

Borrowing 1,231.9 1,432.4 1,294.4

Deferred tax liabilities 188.3 170.9 205.2

Pension obligations 92.9 80.5 106.2

Other liabilities 2.7 4.3 3.8

Other provisions 29.5 81.4 31.6

Total non-current liabilities 1,545.3 1,769.5 1,641.2

Current liabilities

Borrowing 9.2 38.1 13.4

Other interest-bearing liabilities 0.7 0.9 0.6

Trade payables and other liabilities 1,765.3 1,883.8 1,947.6

Derivative instruments 10.2 32.6 16.0

Other provisions 52.6 148.7 111.1

Total current liabilities 1,838.0 2,104.1 2,088.7

TOTAL EQUITY AND LIABILITIES 5,118.7 5,685.1 5,499.6

Niscayah Group AB (publ) Corp. id. no. 556436-6267 12 (18)

The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN–JUN 2011

Consolidated statement of changes in equity

MSEK	Share capital	Other paid-in capital	Translation reserve	Retained earnings	Total	Non-controlling interests	Total equity
	EQUITY ATTRIBUTABLE TO THE PARENT COMPANY'S OWNERS						
Opening balance as at January 1, 2010	365.1	0.1	14.1	1,668.4	2,047.7	7.8	2,055.5
Comprehensive income for the period	-	-	-91.6	-30.3	-121.9	0.1	-121.8
Dividend	-	-	-	-109.5	-109.5	-	-109.5
Repurchased shares	-	-	-	-12.7	-12.7	-	-12.7
Closing balance as at June 30, 2010	**365.1**	**0.1**	**-77.5**	**1,515.9**	**1,803.6**	**7.9**	**1,811.5**
Opening balance as at January 1, 2011	365.1	0.1	-251.0	1,647.9	1,762.1	7.6	1,769.7
Comprehensive income for the period	-	-	-12.2	96.9	84.7	0.1	84.8
Dividend	-	-	-	-109.2	-109.2	-	-109.2
Repurchased shares	-	-	-	-9.9	-9.9	-	-9.9
Closing balance as at June 30, 2011	**365.1**	**0.1**	**-263.2**	**1,625.7**	**1,727.7**	**7.7**	**1,735.4**

Condensed Consolidated Cash Flow Statement

MSEK	Jan–Jun 2011	Jan–Jun 2010	Apr–Jun 2011	Apr–Jun 2010	Jan–Dec 2010
Cash flow before changes in working capital	82.9	93.7	52.5	41.1	239.3
Change in working capital	-91.9	-66.0	-38.0	-48.3	17.5
Cash flow from operating activities	**-9.0**	**27.7**	**14.5**	**-7.2**	**256.8**
Cash flow from investing activities	-44.2	-46.1	-26.4	-20.7	-86.8
Of which acquisitions/disposals of subsidiaries /operations¹	*0.0*	*1.1*	*0.0*	*0.7*	*0.4*
Cash flow from financing activities	-172.4	-203.4	-57.3	-30.1	-326.8
Cash flow for the period	**-225.6**	**-221.8**	**-69.2**	**-58.0**	**-156.8**
Cash and cash equivalents at beginning of period	320.5	511.2	162.3	333.3	511.2
Cash flow for the period	-225.6	-221.8	-69.2	-58.0	-156.8
Exchange rate fluctuation in cash and cash equivalents	1.5	-13.8	3.3	0.3	-33.9
Cash and cash equivalents at end of period	**96.4**	**275.6**	**96.4**	**275.6**	**320.5**

¹The effect of the divestment of Niscayah Hong Kong Ltd in 2010 has had a marginal impact on the consolidated balance sheet.

Niscayah Group AB (publ) Corp. id. no. 556436-6267

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The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN–JUN 2011

Key ratios and other information

	Jan–Jun 2011	Jan–Jun 2010	Apr–Jun 2011	Apr–Jun 2010	Jan–Dec 2010
Growth, %	-10	-14	-10	-12	-13
Organic growth, %	-3	-7	-3	-6	-7
Services share of total revenues, %	48	48	48	48	48
Gross margin, %	34.2	30.1	33.9	33.0	32.5
Gross margin, %[1]	34.2	33.6	33.9	33.0	34.3
Selling and administrative expenses margin, %	28.7	30.4	28.6	27.7	29.4
Selling and administrative expenses margin, %[1]	28.7	28.0	28.6	27.7	28.2
EBITDA margin, %	7.5	2.1	7.3	7.6	5.4
EBITDA margin, %[1]	7.5	8.0	7.3	7.6	8.4
EBITA margin, %	5.5	-0.3	5.3	5.2	3.1
EBITA margin, %[1]	5.5	5.6	5.3	5.2	6.1
Operating margin (EBIT), %	5.1	-0.8	4.9	4.8	2.7
Operating margin (EBIT), %[1]	5.1	5.2	4.9	4.8	5.7
Net margin, %	3.2	-0.8	2.5	2.8	1.8
Share price at the end of the period, SEK	18.4	10.75	18.4	10.75	13.80
Dividend per share, SEK	-	-	-	-	0.30
Earnings per share, SEK[2]	0.27	-0.08	0.11	0.13	0.33
Number of outstanding shares	365,058,897	365,058,897	365,058,897	365,058,897	365,058,897
Average number of outstanding shares after buyback	363,816,473	364,855,246	363,574,049	364,651,595	364,457,072
Restructuring costs, MSEK	-	200	-	-	200

	June 30, 2011	June 30, 2010	Dec 31, 2010
Operating capital employed, MSEK	718.9	645.2	556.5
Goodwill, MSEK	1,985.0	2,156.3	2,012.3
Acquisition related intangible assets, MSEK	178.2	229.8	196.3
Capital employed, MSEK	2,882.1	3,031.3	2,765.1
Capital employed MSEK[1]	2,942.5	3,238.7	2,886.1
Net debt, MSEK	1,146.7	1,219.9	995.4
Shareholders' equity, MSEK	1,735.4	1,811.5	1,769.7
Return on capital employed, %, (12 months)	13	7	7
Return on capital employed, %, (12 months)[1]	13	13	14
Return on equity, %, (12 months)	14	6	6
Net debt/equity ratio, multiple	0.66	0.67	0.56
Equity/assets ratio, %	34	32	32

[1] Excl. restructuring costs for 2010 amounting to MSEK 200 during Q1, apportioned as cost of goods sold of MSEK 120 and selling and administrative expenses of MSEK 80.

[2] Calculated on the average number of outstanding shares after buyback.

For definitions see page 18 and the annual report 2010

Niscayah Group AB (publ) Corp. id. no. 556436-6267

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The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN?JUN 2011

The Group’s organic growth and changes in foreign exchange rates

The calculation of organic growth and specification of changes in foreign exchange rates on operating profit EBITA and EBIT are presented below:

Jan-Jun Jan-Jun

MSEK 2011 2010%

Revenues 3,036.2 3,368.5 -10

Acquisitions/disposals 1.1 -

Change in foreign exchange rates from 2010 245.4 -

Organic growth 3,282.7 3,368.5 -3

EBITA excluding restructuring costs

EBITA excluding restructuring costs 167.3 189.2 -12

Change in foreign exchange rates from 2010 10.9 -

EBITA excluding restructuring costs 178.2 189.2 -6

Operating profit (EBIT) excluding restructuring costs

Operating profit (EBIT) excluding restructuring costs 154.5 174.1 -11

Change in foreign exchange rates from 2010 9.6 -

Operating profit (EBIT) excluding restructuring costs 164.1 174.1 -6

Apr-Jun Apr-Jun

MSEK 2011 2010%

Revenues 1,526.8 1,687.5 -10

Acquisitions/disposals 0.6 -

Change in foreign exchange rates from 2010 116.2 -

Organic growth 1,643.6 1,687.5 -3

EBITA

EBITA 81.4 88.6 -8

Change in foreign exchange rates from 2010 5.7 -

EBITA 87.1 88.6 -2

Operating profit (EBIT)

Operating profit (EBIT) 75.0 81.5 -8

Change in foreign exchange rates from 2010 5.2 -

Operating profit (EBIT) 80.2 81.5 -1

Niscayah Group AB (publ) Corp. id. no. 556436-6267 15 (18)

The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN–JUN 2011

The Group's segments, overview January-June

Niscayah's operations are divided into different segments, Mainland Europe and US/UK/Ireland. Mainland Europe comprises the European market except for the UK and Ireland. The Anglo-Saxon market comprises the US, UK and Ireland. Other, includes Australia, Hong Kong and the parent company's costs.

	Mainland Europe		US/UK/Ireland		Other		Eliminations		Group	
MSEK	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Revenues, external	2,376.7	2,551.1	619.8	749.1	39.7	68.3	-	-	3,036.2	3,368.5
Revenues, internal	1.5	0.0	0.0	0.1	20.6	3.7	-22.1	-3.8	-	-
Revenues	**2,378.2**	**2,551.1**	**619.8**	**749.2**	**60.3**	**72.0**	**-22.1**	**-3.8**	**3,036.2**	**3,368.5**
Organic growth, %	*-1*	*-11*	*-4*	*0*	-	-	-	-	*-3*	*-7*
EBITA excluding restructuring costs	211.0	205.2	8.9	19.8	-52.6	-35.8	-	-	167.3	189.2
EBITA margin, % excl. restructuring costs	*8.9*	*8.0*	*1.4*	*2.6*	-	-	-	-	*5.5*	*5.6*
Restructuring costs	-	-170.0	-	-30.0	-	-	-	-	-	-200.0
EBITA	211.0	35.2	8.9	-10.2	-52.6	-35.8	-	-	167.3	-10.8
EBITA margin, %	*8.9*	*1.4*	*1.4*	*-1.4*	-	-	-	-	*5.5*	*-0.3*
Amortization of acquisition related intangible assets	-6.9	-8.3	-5.9	-6.8	-	-	-	-	-12.8	-15.1
Operating profit (EBIT)	**204.1**	**26.9**	**3.0**	**-17.0**	**-52.6**	**-35.8**	**-**	**-**	**154.5**	**-25.9**
Operating margin (EBIT), %	*8.6*	*1.1*	*0.5*	*-2.3*	-	-	-	-	*5.1*	*-0.8*
Financial income and expenses	-	-	-	-	-14.8	-14.6	-	-	-14.8	-14.6
Profit before tax	**204.1**	**26.9**	**3.0**	**-17.0**	**-67.4**	**-50.4**	**-**	**-**	**139.7**	**-40.5**
Operating capital employed	350.2	338.3	134.2	139.2	234.5	167.7	-	-	718.9	645.2
Operating capital employed as % of revenues	*7*	*6*	*10*	*9*	-	-	-	-	*11*	*9*
Goodwill	1,369.8	1,416.4	563.9	680.7	51.3	59.2	-	-	1,985.0	2,156.3
Acquisition related intangible assets	62.4	79.3	115.8	150.5	-	-	-	-	178.2	229.8
Capital employed	**1,782.4**	**1,834.0**	**813.9**	**970.4**	**285.8**	**226.9**	**-**	**-**	**2,882.1**	**3,031.3**

Niscayah Group AB (publ) Corp. id. no. 556436-6267 16 (18)

17

The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN–JUN 2011

Consolidated income statements per quarter 2011

MSEK	Jan-Mar	Apr-Jun	Jul-Sep	Oct-Dec	Jan-Dec
Revenues	**1,509.3**	**1,526.8**			
Growth, %	*-10*	*-10*			
Organic growth, %	*-2*	*-3*			
Revenues, services	**719.3**	**736.4**			
Growth, services, %	*-9*	*-10*			
Organic growth, services, %	*-2*	*-3*			
Cost of goods sold	-988.1	-1,009.3			
Gross profit	**521.2**	**517.5**			
Gross margin, %	*34.5*	*33.9*			
Selling and administrative expenses	-435.2	-436.1			
Selling and administrative expenses, margin, %	*28.8*	*28.6*			
EBITA	**86.0**	**81.4**			
EBITA margin, %	*5.7*	*5.3*			
Amortization acquisition related intangible assets	-6.5	-6.4			
Operating profit (EBIT)	**79.5**	**75.0**			
EBIT margin, %	*5.3*	*4.9*			
Financial income and expenses	4.7	-19.5			
Profit before tax	**84.2**	**55.5**			
Tax	-25.6	-16.9			
Net profit for the period	**58.6**	**38.6**			

Consolidated income statements per quarter 2010 (excluding restructuring costs)

MSEK	Jan-Mar	Apr-Jun	Jul-Sep	Oct-Dec	Jan-Dec
Revenues	**1,681.0**	**1,687.5**	**1,501.6**	**1,754.3**	**6,624.3**
Growth, %	*-16*	*-12*	*-14*	*-11*	*-13*
Organic growth, %	*-9*	*-6*	*-9*	*-3*	*-7*
Revenues, services	**793.5**	**814.0**	**773.3**	**804.9**	**3,185.7**
Growth, services, %	*-5*	*-1*	*-4*	*-3*	*-3*
Organic growth, services, %	*3*	*6*	*1*	*5*	*4*
Cost of goods sold	-1,105.3	-1,130.7	-971.0	-1,147.0	-4,354.0
Gross profit	**575.7**	**556.8**	**530.6**	**607.3**	**2,270.3**
Gross margin, %	*34.2*	*33.0*	*35.3*	*34.6*	*34.3*
Selling and administrative expenses	-475.1	-468.2	-444.4	-477.6	-1,865.2
Selling and administrative expenses, margin, %	*28.3*	*27.7*	*29.6*	*27.2*	*28.2*
EBITA	**100.6**	**88.6**	**86.2**	**129.7**	**405.1**
EBITA margin, %	*6.0*	*5.2*	*5.7*	*7.4*	*6.1*
Amortization acquisition related intangible Assets	-8.0	-7.1	-6.9	-6.7	-28.7
Operating profit (EBIT)	**92.6**	**81.5**	**79.3**	**123.0**	**376.4**
EBIT margin, %	*5.5*	*4.8*	*5.3*	*7.0*	*5.7*
Financial income and expenses	-1.4	-13.2	2.5	7.8	-4.4
Profit before tax	**91.2**	**68.3**	**81.8**	**130.8**	**372.0**
Tax	33.1	-20.8	-24.9	-39.8	-52.4
Restructuring costs	-200.0	0.0	0.0	0.0	-200.0
Net profit for the period	**-75.7**	**47.5**	**56.9**	**91.0**	**119.6**

Niscayah Group AB (publ) Corp. id. no. 556436-6267 17 (18)

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The interim report of Niscayah, January – June 2011

INTERIM REPORT JAN?JUN 2011

Condensed parent company income statement

Jan-Jun Jan-Jun Jan-Dec

MSEK 2011 2010 2010

Revenues 72.1 81.1 154.5

Other operating expenses -56.5 -43.3 -106.1

Operating income 15.6 37.8 48.4

Profit from financial items, net¹ 80.9 93.1 -158.0

Profit after financial items 96.5 130.9 -109.6

Appropriations 20.1 -28.7 -34.4

Profit before tax 116.6 102.2 -144.0

Tax -23.8 -21.1 -51.7

Net profit for the period 92.8 81.1 -195.7

¹Includes write-down of shares in subsidiaries of MSEK -363 as of December 2010.

Condensed parent company balance sheet

MSEK June 30, 2011 June 30, 2010 Dec 31, 2010

ASSETS

Non-current assets 8,460.9 8,661.6 8,337.6

Current assets 251.2 654.4 614.0

TOTAL ASSETS 8,712.1 9,316.0 8,951.6

SHAREHOLDERS’ EQUITY 6,580.0 6,975.6 6,623.5

Untaxed reserves 254.4 268.8 274.5

LIABILITIES

Non-current liabilities 1,243.1 1,441.1 1,305.7

Current liabilities 634.6 630.5 747.9

TOTAL EQUITY AND LIABILITIES 8,712.1 9,316.0 8,951.6

Addresses

Stanley Black & Decker, Inc
1000 Stanley Drive
New Britain, CT 06053
United States
Tel: +1 (860) 2255111
Email: investorrelations@swkbdk.com
www.stanleyblackanddecker.com

SBD Holding AB
C/o Gernandt & Danielsson Advokatbyrå KB
Address below

ADVISORS TO STANLEY BLACK & DECKER AND SBD HOLDING

Financial advisors
Barclays Capital, Inc.
745 Seventh Avenue
New York, NY 10019
USA

Handelsbanken Capital Markets
Blasieholmstorg 11–12
SE-106 70 Stockholm
Sweden

J.P. Morgan Securities LLP
383 Madison Avenue
New York, NY 10179
USA

Legal advisors
Cleary Gottlieb Steen & Hamilton LLP
City Place House, 55 Basinghall Street
London EC2V 5EH
England

Gernandt & Danielsson Advokatbyrå KB
Box 5747
SE-114 87 Stockholm
Sweden

Niscayah Group AB (publ)
Box 12231
SE-102 26 Stockholm
Visiting address:
Lindhagensplan 70
Sweden

AUDITORS TO NISCAYAH
PricewaterhouseCoopers AB
Torsgatan 21
SE-113 97 Stockholm
Sweden

ADVISORS TO NISCAYAH

Financial advisor
Lazard AB
Sturegatan 24
SE-114 36 Stockholm
Sweden

Legal advisor
Hannes Snellman Attorneys Ltd
Kungsträdgårdsgatan 20
SE-111 47 Stockholm
Sweden

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Intellecta Finanstryck 2011 – 6061